EXHIBIT 10.12.2


                            SECOND AMENDMENT TO LEASE

     THIS AGREEMENT, made and entered into as of the 1st day of May, 1997, by and between RYAN RECOVERY, LLC, a Minnesota limited liability company ("Landlord"), and RECOVERY ENGINEERING, INC., a Minnesota corporation ("Tenant");

     WITNESSETH, THAT:

     WHEREAS, Ryan Companies US, Inc. ("Ryan") and Tenant entered into a Lease Agreement dated November 8, 1996, and a First Amendment to Lease dated December 20, 1996 (together, the "Lease"), pertaining to certain premises therein described located in the City of Brooklyn Park, Minnesota; and

     WHEREAS, Ryan's interest in the Lease was assigned to and is now owned by Landlord;

and

     WHEREAS, capitalized terms which are used but not defined herein have the meanings ascribed to them in the Lease; and

     WHEREAS, Landlord and Tenant wish to confirm in writing the Commencement Date of the Fixed Term of the Lease and the initial Basic Rent, and to further amend the Lease in one respect.

     NOW, THEREFORE, in consideration of the mutual terms hereof, Landlord and Tenant agree as follows:

     1. The Commencement Date of the Fixed Term of the Lease was April 1, 1997.

     2. The monthly Basic Rent payable by Tenant for the initial sixty (60) months of the Fixed Term is $51,059.00.

     3. Section 36 of the Lease, captioned "Moving Allowance", is deleted in its entirety.

     4. Except as so modified, the Lease is and shall remain in full force and effect in accordance with its terms.

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     IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed as of the date first above written.

                                              RYAN RECOVERY, LLC
                                              By: Ryan Properties, Inc.,
                                                  Its Manager

                                              By /s/ TIMOTHY P. McSHANE
                                                --------------------------------
                                                Its Vice President
                                                                        LANDLORD

                                              RECOVERY ENGINEERING, INC.

                                              By /s/ CHARLES F. KARPINSKE
                                                --------------------------------
                                                Its VP & CFO
                                                                          TENANT